Exhibit 99.1

Media Relations:	Investor Relations:
Chris Faust	Brett Maas
FastLane Communications	Hayden Communications
973-226-4379	646-536-7331
cfaust@fast-lane.net	brett@haydenir.com

FOR IMMEDIATE RELEASE:

Onstream Media Corporation Signs
Definitive Agreement to Acquire Narrowstep Inc.

Acquisition Combines Leading Technologies to Provide a Comprehensive
Internet TV and IPTV Offering

POMPANO BEACH, FL – May 30, 2008 – Onstream Media Corporation (NASDAQ: ONSM), a leading online service provider of live and on-demand internet video, announced today that it has signed a definitive merger agreement to acquire Narrowstep™ Inc. (OTCBB: NRWS), the “TV on the Internet Company” and a leading provider of Internet TV and IPTV (Internet Protocol Television) services. The combination of Narrowstep’s automated IPTV platform, Telvos™, and Onstream’s Digital Media Services Platform (DMSP) is expected to result in a single comprehensive platform with a unique ability to acquire, store, manage, process, protect, monetize and deliver, digital broadcast quality video to TV’s, computers, iPods, mobile phones, etc.

In the transaction, the shareholders of Narrowstep will receive 11.1 million shares of Onstream Media common stock plus the opportunity to earn up to an additional 8.9 million Onstream Media shares subject to Narrowstep’s business achieving substantial revenue growth targets during the 18 months following the acquisition. The acquisition is expected to close in approximately 90-120 days, subject to shareholder approval. Both companies have agreed to immediately execute a restructuring plan designed to significantly reduce or eliminate substantial costs related to Narrowstep’s facility leases, SG&A expenses, public company and headquarters costs, and other professional fees and services. As a result, Onstream expects that Narrowstep will generate operating cash flow on a standalone basis soon after the closing.

“Since the founding of Onstream Media our strategic direction has been predicated on capitalizing on the integration of video-on-the-web and broadcast television, making web-based programming indistinguishable from over-the-air, cable or satellite-originated programming,” said Randy Selman, president and Chief Executive Officer of Onstream Media. “With the addition of Narrowstep, we now have a full suite of enabling technologies to address this emerging market requirement. We believe that the combination of Narrowstep’s automated IPTV platform and Onstream’s advanced capabilities in meta-tagging, optimization, indexing and classification will solidify our leadership position within the industry making Onstream even more attractive to a wide-range of potential partners, including telecom, satellite and cable companies, and hardware vendors. We are very excited about the opportunities before us.”

Mr. David C. McCourt, Chairman and interim CEO of Narrowstep, stated, “I have always believed that Narrowstep had the highest-quality Internet TV technology, as well as the best tools for monetizing content on the web. The synergies that we expect to be realized between Narrowstep’s best-of-breed technology and Onstream’s product set and thousands of corporate customers is expected to create a complete Internet-media solution and winning combination for customers, employees and shareholders of both companies.”

Narrowstep’s innovative and proprietary technology provides the functionality to recreate the television-like experience either on the desktop computer screen or through the home television, as well as the ability to integrate with the new set top boxes and other IPTV technologies, such as those developed by the CableLabs™ industry consortium. Narrowstep offers its customers the expertise and technology to move, manage and monetize video content across the Internet.

Narrowstep’s automated technology includes:

1.	Playlist functions (the ability to string videos together to create 24 hour continuous feeds)
2.	Channel management
3.	A full suite of monetization tools including automated ad serving, e-commerce, and payment processing options to manage video-on-demand, pay-per-view, download and subscription models
4.	Customizable player technology, including cross-platform and cross-browser support and GUI-rich community functions utilizing Microsoft Silverlight technology
5.	Digital Rights Management including geographic restrictions
6.	Complete content syndication capabilities
7.	Distribution tools including search-engine optimization, automated RSS feeds, and embedded video technology

Mr. Selman continued, “This acquisition will not only expand our already deep technological offering, but will also enable us to sell our products through a talented, established sales group in Europe along with the added capability to cross-sell Narrowstep’s products and services through our existing sales channels domestically. Since Narrowstep’s team is familiar with digital media products and services, we anticipate a rapid integration. Narrowstep possesses a diverse and well-known customer base, including ITV, Fox International, Outdoor Channel, Torque TV, Georgetown University, Vivocom and All My Children (Agnes Nixon), as well as a strong pipeline of new business. We expect that this combination will not only significantly improve our competitive position but will also result in a strengthened cash position, revenue growth and opportunities to expand our overall margins.”

About Narrowstep

Narrowstep™ Inc. (OTCBB: NRWS), the TV on the Internet Company, is a leading provider of Internet TV services supporting content providers, broadcasters, telecommunications companies and corporations worldwide. Narrowstep’s proprietary technology platform delivers the highest quality, TV-like experience available on the Internet. A pioneer in delivering Internet TV, Narrowstep offers the expertise and technology to move, manage and monetize video content across the Internet. For more information about Narrowstep, please visit http://www.narrowstep.com.

About Onstream Media:

Onstream Media Corporation (NASDAQ: ONSM) is a leading online service provider of live and on-demand internet video, corporate web communications and content management applications. Onstream Media's pioneering Digital Media Services Platform (DMSP) provides customers with cost effective tools for encoding, managing, indexing, and publishing content via the Internet. The DMSP provides our clients with intelligent delivery and syndication of video advertising, and supports pay-per-view for online video and other rich media assets. The DMSP also provides an efficient workflow for transcoding and publishing user- generated content in combination with social networks and online video classifieds, utilizing Onstream Media’s Auction Video™ (patent pending) technology. In addition, Onstream Media provides live and on-demand webcasting, webinars and web and audio conferencing services. In fact, almost half of the Fortune 1000 companies and 78% of the Fortune 100 CEOs and CFOs have used Onstream Media's services.

Select Onstream Media customers include: AOL, AAA, AXA Equitable Life Insurance Company, Bonnier Corporation, Dell, Deutsche Bank, Disney, National Press Club, NHL, MGM, PR Newswire, Rodale, Inc., Televisa, WireOne, Shareholder.com, and the U.S. Government. Onstream Media's strategic relationships include Akamai, Adobe, eBay, FiveAcross/Cisco and Qwest. For more information, visit Onstream Media at http://www.onstreammedia.com or call 954-917-6655.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this document and elsewhere by Onstream Media and Narrowstep Inc are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. These risks and uncertainties also include the risk that the acquisition does not close, including the risk that required shareholder and regulatory approvals for the acquisition may not be obtained; the risk that the Internal Revenue Service may determine that the acquisition does not qualify as a reorganization for federal income tax purposes; diversion of management's attention away from other business concerns; the risks associated with the development, generally, of the combined company's overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company's products and services. Onstream Media and Narrowstep Inc. undertakeno obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's or Narrowstep Inc.’s filings with the Securities and Exchange Commission.

Additional Information and Where to Find It

Onstream plans to file with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which will include Narrowstep's proxy statement and Onstream's proxy/prospectus for the proposed transaction. THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONSTREAM AND NARROWSTEP, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Onstream and Narrowstep can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the joint proxy statement/prospectus will be available from Onstream by contacting Onstream at (954) 917-6655 or www.onstreammedia.com or from Narrowstep by contacting Narrowstep at (609) 945-1760 or www.narrowstep.com or by directing a request when such a filing is made to Narrowstep, 116 Village Blvd Suite 200, Princeton, NJ 08542.

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